Note 8 - Income Taxes - Provision of Income Taxes (Details) - USD ($) $ in Thousands		12 Months Ended
		Mar. 31, 2019	Mar. 31, 2018
Federal		$ (283)	$ (1,901)
State		93	352
Total		(190)	(1,549)
Federal		1,220	(5,560)
State		(310)	(117)
Total		910	(5,677)
Total income taxes (1)	[1]	$ 720	$ (7,226)

[1]	Income tax expense (benefit) included in the financial statements is comprised of ($12.7) million and ($1.3) million from continuing operations and $13.5 million and ($5.9) from discontinued operations in 2019 and 2018,, respectively.